Universal Capital Growth Fund
==============================================================================
One Oakbrook Terrace
Suite 708
Oakbrook Terrace, Illinois 60181
708-932-3000



January 31, 1996
                                                              Quarterly Report
                                                Period Ended December 31, 1995


Dear Shareholder:

We are again pleased to report very positive results to our investors for recent periods.

For calendar year 1995 Universal Capital Growth Fund had a total return of 39.0%, beating the 37.6% total return of the S&P 500 Index and significantly outperforming the average mutual fund.

According to CDA Wiesenberger, an independent company that provides mutual fund statistics, Universal Capital Growth Fund ranked 66th out of 732 funds in 1995 that were categorized by an objective of long term growth, or in the top 9% of those funds. For the TWO YEAR PERIOD from December 31, 1993 to December 31, 1995 your fund ranked 14th out of 556 funds, or IN THE TOP 2 1/2 PERCENT OF FUNDS with a long-term growth objective. Over the two year period, Universal Capital provided a total return of 49.9%. Some of the statistical results are shown in the following tables.

-----------------------------------------------------------------
                           Table I
                       PERFORMANCE SUMMARY
              Years Ended Dec. 31, 1995 and Dec. 31, 1994

Fund, Index or Category                            Total Return
-----------------------------------------------  ----------------
                                                  1995       1994
                                                 -----      -----
Universal Capital Growth Fund                    39.0%       7.9%

S&P 500 Index                                    37.6%       1.3%

NASDAQ Composite Index                           39.9%      -3.2%

CDA/Wiesenberger Growth Category                 30.1%      -1.6%

Lipper Capital Appreciation Category             30.5%      -3.4%
For further explanation, please see footnote 1)
-----------------------------------------------------------------

-----------------------------------------------------------------
                           Table II
                   Average Annual Total Returns
                    Through December 31, 1995

                                    Past        Past     Life of
                                   1-year      3-years   Fund/1)/
                                   ------      -------   --------
Without Sales Charge                39.0%        17.6%      14.8%

With 1.5% Sales Charge              36.9%        17.0%      14.4%
/1)/ since inception on 1/22/91
-----------------------------------------------------------------

In the quarter ended December 31, 1995 Universal Capital Growth Fund had a total return of 2.2%. The total return is the percentage change in the value of an investment in the fund, including the value of shares that shareholders acquire through reinvestment of the dividend totaling $2.33 per share which was paid on December 14, 1995.

While this past quarter's return was modest, we are nevertheless very pleased with it, considering the weakness in many technology stocks in the past three to six months. This downtrend is once again providing opportunities for the fund in selected technology issues.

As most of our shareholders know, our investment strategy is to seek to invest in the best of both the LARGE and SMALL capitalization stocks. In both categories we primarily try to invest in companies that we believe have the potential for good earnings growth and are either undervalued or fairly valued. We call this our "BEST OF BOTH WORLDS" investment strategy. It is also important to have a disciplined SELL STRATEGY. In that regard, we have a fairly strict policy of selling stocks that HAVE OR MIGHT HAVE disappointing earnings or approach OVER-VALUATION.

One of the reasons for our success in 1995 was due to our selling methodology. For example, American Power Conversion, a long-time favorite, was sold at prices of 19 to 23 at the first hint of a slowdown. (Current price is 8-1/2.) Micron Technology was purchased at 36 and gradually liquidated at prices of 44, 69 and 84 -- before it hit it's peak of 94-3/4 -- but well above its current price of
34. We even sold all of our Motorola (at prices of 58 to 65 verses 54 now) because of semiconductor and cellular phone pricing pressures and over-valuation.

At the present time, we continue to look for opportunities in both large and small stocks. Despite the high level of the market averages, there are many undervalued stocks. Additionally, we are comfortable with our blue chip growth stocks that we have been attracted to for so long: Merck, Johnson & Johnson, Emerson Electric, General Electric, Coca Cola, Amgen and American Home Products. Growth appears steady and the stocks should be in demand if earnings continue to falter for cyclical issues. We are also positive on the newer large-cap additions to our portfolio such as American Express, Eastman Chemical, McDonalds, Mellon Bank and Citicorp. Anticipated continued earnings growth should carry these undervalued stocks to higher levels.

Of course, past performance does not guarantee future results, but we will work hard to try to maximize the capital appreciation of your investment in 1996.

Sincerely,


/s/ Nicholas J. Biscan
Nicholas J. Biscan
President


/s/ James A. Dreher
James A. Dreher
Chairman

/1)/ CDA/Wiesenberger ("CDA") is an independent company that provides market statistics. According to CDA, Universal Capital Growth Fund's total return of 39.0% ranked 66th in performance for the past year out of 732 funds that they categorize by the investment objective of long-term growth, or in the top 9% of such funds. The ranking is based on the total return for the period from December 31, 1994 to December 31, 1995 and does not take into account the front-end sales load of the fund. According to CDA, Universal Capital Growth Fund's total return of 49.9% ranked 14th in performance out of 556 long-term growth funds for the period December 31, 1993 to December 31, 1995, or in the top 2.5% of such funds.

     Lipper Analytical Services is another independent company that provides market statistics. According to Lipper, Universal Capital Growth Fund's total return of 39.0% ranked 32nd in performance for the past year out of 181 funds that they categorize by the investment objective of capital appreciation. The ranking is based on the total return for the period from December 31, 1994 to December 31, 1995 and does not take into account the front-end sales load of the fund. According to Lipper, Universal Capital Growth Fund's total return of 7.9% ranked 3rd in performance out of 155 capital appreciation funds for the period December 31, 1993 to December 31, 1994.

     The TOTAL RETURN values represented in this report do not take into account any applicable sales charge; if reflected, such sales charge would reduce the fund performance quoted. A sales charge of 4.75% was in effect until September 22, 1995 and is not reflected in the performance returns. The maximum applicable sales charge is currently 1.5% with reduced sales charge on larger investments. There is no sales charge on purchases of $250,000 or more or on reinvestment of dividends.

                         PERFORMANCE DATA EXPLANATION

Performance data represents past performance. The principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The fund's past results should not be considered a representation of the results which may be realized from an investment made in the fund today.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by the fund's prospectus, which contains more complete information regarding the fund's objectives, policies, and other information.

We have included two unmanaged stock market indexes for comparison purposes. The S&P 500 Index is the average of a group of unmanaged large capitalization stocks widely regarded to be representative of the stock market in general. The NASDAQ Composite Index is the average of a group of more than 2,500 unmanaged over-the-counter securities widely regarded to be representative of small and medium sized stocks.

UNIVERSAL CAPITAL GROWTH FUND IS DISTRIBUTED BY DREHER & ASSOCIATES, INC., ONE OAKBROOK TERRACE, SUITE 708, OAKBROOK TERRACE, ILLINOIS 60181
MEMBER NASD . SIPC. (708) 932-3000

                   DESCRIPTION OF SIX INVESTMENT SELECTIONS


Universal Capital Growth Fund invests in both large and small capitalization companies that have the potential to increase earnings and are either undervalued or fairly valued. Our large capitalization companies typically have demonstrated increasing sales and earnings and may have leadership positions in the markets in which they compete. These are companies like Emerson Electric, Johnson & Johnson, Coca Cola, Pfizer, and Walgreen. Our small capitalization companies may have had recent favorable trends in revenue and earnings growth due to a product or service that offers the opportunity for substantial future growth in a specialized market, companies like Atmel, Custom Chrome, and 3D Systems Corporation. Six of our investment selections are described in this section.

Schering-Plough          1992  1993  1994  1995
---------------          ----  ----  ----  ----
Revenues, billions $      4.1   4.3   4.7   5.1
Earnings per share, $    1.80  2.12  2.41  2.85

Schering-Plough is a worldwide manufacturer of prescription and over-the-counter drugs, animal health products, vision care products, and sun care and foot care lines. Much of Schering-Plough's growth over the past two years has stemmed from Claritin, the company's non-sedating anti-histamine for allergies. Its sister compound, Claritin-D, combines Claritin with a decongestant. Together these drugs have captured 30% of the new prescriptions dispensed for anti-allergy drugs in the U.S. due to several advantages over competing products, including: non-sedating, fast acting, and no drug interactions. Worldwide revenues of the two drugs were $505 million in 1994. We believe revenues could exceed $1.3 billion by the end of the decade. Another drug, Intron A, is a form of alpha interferon that Schering-Plough has licensed from Biogen. Its largest use is currently as a hepatitis treatment but it was recommended for FDA approval by an FDA advisory committee for malignant melanoma, likely to be the first of its many major cancer indications in the U.S. As Schering-Plough has various new drugs in development, some with sizable sales potential, we expect continued good earnings growth for this blue-chip company over the next several years.

Emerson Electric         1992  1993  1994  1995
----------------         ----  ----  ----  ----
Revenues, billions $      7.7   8.2   8.6  10.0
Earnings per share, $    2.98  3.15  3.52  4.06

Emerson Electric is a worldwide leader in the design, manufacture, and sale of a broad range of electrical, eletromechanical, and electronic products and systems. Revenues are broken down into two groups: 1) commercial and industrial components and systems (which contribute 57% of revenues and include process control instrumentation, valves and systems, industrial motors and drives, industrial machinery, and electronics) and 2) appliance and construction-related components (which contribute 43% of sales and include fractional horsepower motors; appliance components; heating, ventilating, and air conditioning components; and tools). International sales account for 44% of total corporate revenues. Emerson Electric is expected to continue its growth because of management's focus on strengthening its leadership positions in its businesses, its emphasis on new products and on technology, its drive to increase international exposure in the faster growing economies such as India and China, and its focus on creating value through acquisitions and joint ventures. Emerson Electric is a solid blue-chip holding and has delivered an exemplary 38 years of consecutive earning growth.

Walgreen Co.             1992  1993  1994  1995
------------             ----- ----  ----  ----
Revenue, billions $       7.5   8.3   9.2  10.4
Earnings per share, $     .89   .99  1.14  1.30

Walgreen Co. is the largest retail drugstore chain (by sales) in the United States. The company currently operates over 2,100 drugstores in 31 states and Puerto Rico. It expects to open 200 new stores in 1996 and expects to operate 3,000 stores in the U.S. by the year 2000. Walgreen continued to experience good same-store sales growth in 1995 and completed its 21st consecutive year of sales and earnings growth. Walgreen introduced a new pharmacy management system that should cut its costs of filling prescriptions. The system integrates all of the functions of the purchase, sales and distribution of prescription drugs and allows better inventory management and quicker identification of sales trends.


Custom Chrome                 1992       1993      1994      1995
-------------                 ----       ----      ----      ----
Revenue, millions, $           44         52         67        75
Earnings per share, $         .33        .78       1.10      1.27

As the American classic Harley-Davidson motorcycles grow more popular, Custom Chrome Inc. rides along with the boom by supplying parts and accessories for them. Established in 1970, Custom Chrome is the largest independent wholesale supplier of aftermarket parts and accessories for Harley-Davidson motorcycles, offering over 9,500 products to more than 3,900 dealers. The company also distributes products under its own brand names, such as RevTech, Premium, Dyno Power, and C.C. Rider. The company also distributes products under the manufacturers' brand names. An in-house product development department designs the Company's proprietary products which are then subcontracted to outside manufacturers. The Company offers products in 16 different categories, ranging from apparel and leather to engine products. The proprietary products are not widely available from any other source, allowing the company to obtain higher margins than may be available on products for which it acts only as a distributor.

Atmel Corporation             1992       1993      1994      1995
-----------------             ----       ----      ----      ----
Revenue, millions $            140        222       375       634
Earnings per share, $          .19        .37       .67      1.16

Atmel manufactures so-called flash-memory semiconductors and related products, which require less power than standard chips. Flash or non-volatile memories do not lose their programmed contents even when the system power is turned off. Atmel's flash chips require only 3 volts of power; most other chips require at least 5 volts. Atmel chips are used in cellular phones, consumer electronics products and automobiles, among other things. Atmel is benefiting from the accelerating trend toward smaller, more portable electronic and computer equipment. Increasing portability depends largely on chips that are smaller, have more memory and require less power, which is what Atmel's products deliver.


3D Systems Corporation        1991       1992       1993      1994
----------------------        -----      -----      ----      ----
Revenues, millions $          19.5       26.0       31.1      43.3
Earnings per share, $         (.56)      (.12)       .02       .16

3D Systems manufactures Stereolithography Apparatus (SLA) systems that build models, manufacturing prototypes, masters, patterns and other solid, three-dimensional objects. An SLA builds a highly accurate, computer-generated part in a matter of hours directly from CAD/CAM system input, where traditional hand crafting or machining methods take weeks or even months. The process has enabled companies in the automotive, aerospace, computer, electronic, medical and consumer products industries to leap beyond their competition by providing them with cost effective methods to reduce time-to-market dramatically, achieve substantial savings in product development costs, and allow engineers to improve product quality. In addition, creativity and product innovations are enhanced.

By the end of 1994, the company had 52 patents in place, 40 of them in the U.S., and the remaining 12 in various countries around the world. Recognized as the market leader in rapid prototyping and manufacturing, 3D has the largest installed base of rapid prototyping systems in the world, with more than 470 stereolithography installations worldwide, and a customer base that includes a significant and growing number of Fortune 500 corporations.

How Stereolithography Works: First, the SLA receives design data from the computer CAD file and "slices" the design into thin horizontal cross sections. Next, a finely focused ultra violet laser draws the first cross section of the CAD design on the surface of a vat of ultraviolet sensitive photopolymer (liquid plastic). Where the laser beam touches the liquid plastic, it solidifies to the dimensions of the cross section. When the first layer is completed, an elevator within the system lowers the now solid plastic layer the depth of the next layer, recoating the solid layer with liquid polymer in preparation for the drawing of the next cross section. The laser then draws the next cross section, solidifying and joining it to the layer below, and the process continues until the entire CAD design has been transformed into a solid model, prototype, or casting pattern.

The information and statistics in this "Description of Six Investment Selections" have been obtained from sources we believe reliable including but not limited to the company's reports, Standard and Poor's and ValueLine. The information is not warranted by us to be accurate or complete. Also, any and all earnings projections and estimates assume certain economic conditions and industry developments that are subject to change. The description of common stocks presented herein is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any security.

                         UNIVERSAL CAPITAL GROWTH FUND
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1995
                                  (UNAUDITED)

                                                     Number
                                                   of Shares    Value
                                                   ---------  ----------
COMMON STOCKS - 94.2%

BANKS - 1.9%
Citicorp                                             1,000    $   67,250
Mellon Bank Corporation                              2,100       112,875
                                                              ----------
                                                                 180,125
BEVERAGES - 0.8%
Coca-Cola                                            1,000        74,250

BIOTECHNOLOGY - 2.3%
Alteon Inc. (a)                                      2,000        32,250
Amgen Inc. (a)                                       2,000       118,750
Genzyne Corporation (a)                              1,000        62,375
                                                              ----------
                                                                 213,375
CHEMICALS - 1.5%
Eastman Chemical Co.                                 2,200       137,775

COMPUTERS - 3.2%
Hewlett Packard Co.                                  2,500       209,375
Sun Microsystems                                     2,000        91,250
                                                              ----------
                                                                 300,625
COMPUTER PERIPHERAL
EQUIPMENT - 4.2%
Cable Design Technologies Corporation (a)            3,000       132,000
EMC Corp. Mass. (a)                                  3,000        46,125
Encad, Inc. (a)                                      1,800        31,500
Microdyne Corporation                                2,000        34,000
Oak Technology Inc. (a)                              1,700        71,825
3 Com Corp. (a)                                      1,500        69,937
                                                              ----------
                                                                 385,387
COMPUTER SOFTWARE - 4.4%
Cerner Corporation (a)                               1,000        20,500
Cognex Corporation (a)                               6,000       208,500
DSP Group Inc. (a)                                   3,000        34,500
Microsoft Corporation (a)                              700        61,425
PC DOCS Group International Inc. (a)                 2,200        39,325
Perceptron Inc.                                      1,800        40,050
                                                              ----------
                                                                 404,300
CONSUMER PRODUCTS - 0.7%
American Greetings Corp. CL A                        1,000        27,625
Parlux Fragrances Inc. (a)                           4,000        35,500
                                                              ----------
                                                                  63,125
DIVERSIFIED MANUFACTURING - 2.3%
Corning Incorporated                                 1,000        32,000
Idex Corporation                                     1,000        41,000
ITI Technologies, Inc. (a)                           2,000        59,500
Thermo Electron Corporation                          1,500        78,000
                                                              ----------
                                                                 210,500
ELECTRICAL EQUIPMENT - 2.1%
Emerson Electric Co.                                 1,000        81,750
General Electric Company                             1,000        72,000
Pacific Scientific Company                           1,500        37,125
                                                              ----------
                                                                 190,875
ELECTRONIC PRODUCTS
AND COMPONENTS - 11.0%
Altron Incorporated (a)                              2,000        60,000
Analog Devices, Inc. (a)                             1,000        35,375
Atmel Corp. (a)                                      4,400        98,450
C P Claire Corp.                                     2,500        51,250
IIT Industries Inc. (a)                              1,500        36,000
Intel Corporation                                    1,000        56,750
Linear Technology Corp.                              2,400        94,200
Silicon Storage Technology, Inc. (a)                 2,000        26,500
Texas Instruments, Inc.                              5,000       258,750
Unitech Industries, Inc. (a)                         2,500         7,187
Vicor Corporation (a)                               15,000       300,000
                                                              ----------
                                                               1,024,467
ENERGY - 7.3%
Amerada Hess Corp                                    1,200        63,600
Amoco Corporation                                    1,700       122,187
Atlantic Richfield Company                           1,000       110,750
Input/Output, Inc.                                   2,000       115,500
Mobil Corporation                                    1,300       145,600
Occidental Petroleum Corporation                     2,000        42,750
Texaco, Inc.                                         1,000        78,500
                                                              ----------
                                                                 678,887
ENVIRONMENTAL - 0.4%
United Waste Systems Inc. (a)                        1,000        37,250

FIBER OPTICS - 2.1%
Amphenol Corporation (a)                             4,000        97,000
Coherent Inc. (a)                                    1,200        48,600
Uniphase Corporation (a)                             1,500        53,625
                                                              ----------
                                                                 199,225
FILTRATION - 0.6%
Calgon Carbon Corporation                            5,000        60,000

FINANCE AND
FINANCIAL SERVICES - 1.8%
American Express Company                             1,600        66,200
AT&T Capital Corp.                                   1,000        38,250
Paine Webber Group, Inc.                             1,700        34,000
The Charles Schwab Corporation                       1,500        30,188
                                                              ----------
                                                                 168,638
FOOD - 1.2%
CPC International Inc.                               1,000        68,625
H. J. Heinz Company                                  1,400        46,375
                                                              ----------
                                                                 115,000
HEALTH/PHARMACEUTICALS - 14.1%
Abbott Laboratories                                  3,000       125,250
American Home Products Corp.                         2,700       261,900
ICN Pharmaceuticals, Inc.                            1,822        35,082
Johnson & Johnson                                    2,000       171,250
Eli Lilly and Company                                2,000       112,500
Merck & Co., Inc.                                    2,600       170,950
Novo-Nordisk ADS                                     1,500        51,000
Pfizer Inc.                                            800        50,400
Schering Plough Corporation                          1,400        76,650
Teva Pharmaceutical Industries, Ltd.                 3,700       171,588
Watson Pharmaceuticals, Inc. (a)                     1,700        83,300
                                                              ----------
                                                               1,309,870
HEALTH/SERVICES - 3.3%
Apria Healthcare Group Inc. (a)                      1,500        42,375
Foundation Health Corporation (a)                    2,000        86,000
HCIA, Inc. (a)                                       1,500        70,125
Mid Atlantic Medical Services, Inc. (a)              1,000        24,250
Pacificare Health Systems, Inc. CL B (a)               500        43,500
ThermoLase Corporation (a)                           1,600        41,400
                                                              ----------
                                                                 307,650
HEALTH/SUPPLIES - 8.9%
Biomet, Inc. (a)                                     4,500        80,437
Chad Therapeutics, Inc. (a)                          3,000        46,875
Cryolife Inc.                                        9,000       139,500
Datascope Corp. (a)                                  4,000        96,000
Diagnostic Products Corporation                      2,200        83,325

UNIVERSAL CAPITAL GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)


                                                   Number
                                                 of shares     Value
                                                 ---------   ----------
Express Scripts, Inc. (a)                            1,500       76,500
MediSense, Inc. (a)                                  6,000      189,750
Thermo Cardiosystems Inc. (a)                          800       61,800
Ventritex, Inc. (a)                                  3,200       55,600
                                                             ----------
                                                                829,787
HOTELS AND CASINOS - 0.9%
ITT Corporation                                      1,500       79,500

INSTRUMENTS/SCIENTIFIC - 4.9%
Bio-Rad Laboratories CL A (a)                        7,000      297,500
Millipore Corporation                                2,000       82,250
Teradyne, Inc. (a)                                   1,000       25,000
Thermo Voltek Corp. (a)                              3,000       45,750
                                                             ----------
                                                                450,500
INSURANCE - 1.5%
AFLAC Inc.                                           1,600       69,400
ITT Hartford Group                                   1,500       72,563
                                                             ----------
                                                                141,963
PIPELINES/NATURAL GAS - 1.0%
PanEnergy                                            3,200       89,200

REAL ESTATE INVESTMENT TRUSTS - 1.4%
Realty Income Corporation                            2,700       60,750
Tucker Properties Corporation                        8,000       70,000
                                                             ----------
                                                                130,750
RESTAURANTS - .5%
McDonald's Corporation                               1,000       45,125

RETAIL - 3.5%
Custom Chrome Inc. (a)                               3,000   $   69,375
General Nutrition Companies, Inc. (a)                2,000       46,000
Nike, Inc.                                             800       55,700
Viking Office Products (a)                           1,000       46,500
Walgreen Co.                                         3,600      107,550
                                                             ----------
                                                                325,125
STEREOLITHOGRAPHY - 1.4%
3D Systems Corporation (a)                           5,500      130,625

TELECOMMUNICATIONS - 3.3%
DSC Communications Corporation (a)                   1,500       55,313
GTE Corp.                                            1,500       66,000
MRV Communications                                   2,800       71,050
Tellabs, Inc. (a)                                    3,200      118,400
                                                             ----------
                                                                310,763
TEXTILES - 1.1%
St. Johns Knits Inc.                                 1,000       53,125
Supreme International Corporation (a)                3,000       48,000
                                                             ----------
                                                                101,125
TRANSPORTATION SERVICES - 0.6%
Expeditors International of Washington, Inc.         2,000       52,250


TOTAL COMMON STOCKS
(Cost: $7,553,787)                                           $8,748,032

CONVERTIBLE PREFERRED STOCK - 1.2%
Nokia Corp. Convertible Pref. ADS                    2,800      108,850
(Cost: $154,401)

REPURCHASE AGREEMENT - 4.0%
UMB Bank, n.a., dated 12/29/95,
due 1/2/96, 5.25%, collateralized
by U.S. Treasury Bills
(Cost: $375,000)                                                375,000
                                                             ----------

TOTAL INVESTMENTS - 99.4%
(Cost: $8,083,188)                                            9,231,882


CASH AND OTHER ASSETS                                            57,172
                                                             ----------
LESS LIABILITIES - 0.6%

NET ASSETS - 100%                                            $9,289,054
                                                             ==========


NOTE TO PORTFOLIO OF INVESTMENTS
(a) Non-income producing security